UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

TLG Acquisition One Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION DATED JUNE 26, 2023

TLG ACQUISITION ONE CORP.

515 North Flagler Drive, Suite 520

West Palm Beach, FL 33401

NOTICE OF SPECIAL MEETING TO

BE HELD ON [●], 2023

TO THE STOCKHOLDERS OF TLG ACQUISITION ONE CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of TLG Acquisition One Corp. (the “Company,” “we,” “us” or “our”), to be held at 10:00 a.m. Eastern time, on [●], 2023. A live webcast of the special meeting will be available online at www.proxydocs.com/TLGA. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend (the “New Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (as amended to date, our “charter”) to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our initial business combination (the “New Extension”), on a monthly basis up to five times from August 1, 2023 to January 1, 2024 (the “Extended Date”) (the “New Extension Amendment Proposal”).

2.

To amend (the “New Trust Amendment”) the Investment Management Trust Agreement, dated January 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended by Amendment No. 1 to the Investment Management Trust Agreement, dated December 19, 2022 (the “Trust Agreement”), to allow the Company, without another stockholder vote, to elect to extend the date on which the Trustee must liquidate the trust account (the “trust account”) established by the Company in connection with the Company’s initial public offering (the “IPO”) if the Company has not completed its initial business combination, on a monthly basis up to five times from August 1, 2023 to January 1, 2024 by depositing into the trust account the lesser of (i) an aggregate of $120,000 or (ii) $0.03 for each issued and outstanding public share (as defined below) that has not been redeemed for each one-month Extension (the “New Trust Amendment Proposal”).

3.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the New Extension Amendment Proposal or the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension (the “Adjournment Proposal”). The Adjournment Proposal will be presented at the special meeting if there are not sufficient votes for the approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

Each of the New Extension Amendment Proposal, the New Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting www.proxydocs.com/TLGA. Please see “Questions and Answers about the Special Meeting—How do I attend the virtual special meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NEW EXTENSION AMENDMENT PROPOSAL, THE NEW TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the New Extension Amendment and the New Trust Amendment is to provide the Company with sufficient time to complete its previously announced business combination (the “Business Combination”) with Electriq Power, Inc., a Delaware corporation (“Electriq”). On November 13, 2022, the Company, Eagle Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), entered into a Merger Agreement (as amended by the First Amendment to Merger Agreement dated December 23, 2022, the Second Amendment to Merger Agreement dated March 22, 2023, the Third Amendment to Merger Agreement dated June 8, 2023 and as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), with Electriq, pursuant to which Merger Sub will merge with and into Electriq, with Electriq surviving such merger as a wholly-owned subsidiary of the Company. The Merger Agreement provides a covenant pursuant to which the Company must use commercially reasonable efforts to extend the deadline to consummate its business combination as necessary. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Company’s board of directors (the “Board”) currently believes that there may not be sufficient time before August 1, 2023 to complete an initial business combination (the “Combination Period”). Accordingly, our Board believes that the New Extension is necessary in order to be able to consummate the Business Combination. The Board believes that the initial business combination opportunity with Electriq is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Reports on Form 8-K relating to the Business Combination that were filed with the U.S. Securities and Exchange Commission on November 14, 2022, December 23, 2022, March 23, 2023 and June 14, 2023, including the complete text of the Merger Agreement and related amendments provided as exhibits thereto, and the preliminary joint proxy statement/consent solicitation statement/prospectus included in the Registration Statement on Form S-4 that the Company initially filed on November 14, 2022, as amended by Amendment No. 1, filed on December 23, 2022, Amendment No. 2, filed on March 24, 2023 and Amendment No. 3, filed on June 8, 2023, in connection with the stockholder vote for the Merger Agreement, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the special meeting, the special meeting will be cancelled and will not be held.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension. If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved, TLG Acquisition Founder LLC (the “Sponsor”) will lend the Company the lesser of (i) an aggregate of $120,000 or (ii) $0.03 for each issued and outstanding public share that has not been redeemed for each one-month Extension, provided on a month-to-month and as-needed basis and the Company will contribute such funds to the trust account (each being referred to herein as a “New Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, up to five (5) times, until January 1, 2024. In connection with the New Extension Amendment, if there is (i) no redemption of the public shares, each New Contribution will be $120,000, or approximately $0.015 per share, (ii) a 50% redemption of the public shares, each New Contribution will be approximately $119,226, or approximately $0.03 per share and (iii) an 80% redemption of the public shares, each New Contribution will be approximately $47,690, or $0.03 per share. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholders to approve the New Extension Amendment and the New Trust Amendment. Each New Contribution will be deposited in the trust account prior to the beginning of the additional extension period (or portion thereof). If the Company extends the time to complete a business combination to January 1, 2024, the Sponsor would make aggregate loans to the Company in connection with such extensions in the amount of $600,000 (assuming no more than 3,948,405 public shares are redeemed) to fund the New Contributions.

The Company will not make any New Contribution unless the New Extension Amendment Proposal and the New Trust Amendment Proposal are both approved and the Combination Period is extended. Any loan from the Sponsor to fund the New Contribution(s) will not bear any interest. Such loans will not be repaid if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. If the Company completes an initial business combination, Sponsor has agreed to convert the amounts borrowed from the Sponsor to fund the New Contributions into equity of the combined company at the closing of the Business Combination. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional New Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the New Extension Amendment Proposal and the New Trust Amendment Proposal are not approved.

The affirmative vote of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock” or the “public shares”), and Class F common stock, par value $0.0001 per share (“Class F common stock” or the “founder shares” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve the New Extension Amendment Proposal and the New Trust Amendment Proposal. Approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal is a condition to the implementation of the New Extension.

The New Extension is also conditioned upon receipt of no more than 3,948,405 of the public shares being put to the Company for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Company reserves the right to waive such condition and proceed with the New Extension, in its sole discretion. In addition, the Company will not proceed with the New Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on June 27, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting. During the special meeting, the Company’s stockholders may examine the list of stockholders entitled to vote at the special meeting by visiting www.proxydocs.com/TLGA and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials.

In connection with the New Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the New Extension Amendment Proposal and the New Trust Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting. The closing price of the Company’s Class A common stock on the New York Stock Exchange on June 27, 2023, the record date of the special meeting, was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies or to provide additional time to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension. The Adjournment Proposal will be presented to our stockholders in the event that there are insufficient votes for the approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

If the New Extension Amendment Proposal or the New Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on the Business Combination at this time. If the New Extension is implemented and you do not elect to redeem your public shares in connection with the New Extension, you will retain the right to vote on the Business Combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event that the Business Combination is approved and completed or the Company has not consummated the Business Combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the New Extension Amendment Proposal, the New Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the New Extension Amendment Proposal, the New Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the New Extension Amendment Proposal, the New Trust Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

[●], 2023	By Order of the Board of Directors,

John Michael Lawrie Chief Executive Officer, President and Chairman of the Board

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the New Extension Amendment Proposal and the New Trust Amendment Proposal, and an abstention will have the same effect as voting against the New Extension Amendment Proposal and the New Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2023: This notice of meeting and the accompanying proxy statement are available at www.proxydocs.com/TLGA.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON [●], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT— DATED [●], 2023

TLG ACQUISITION ONE CORP.

515 North Flagler Drive, Suite 520

West Palm Beach, FL 33401

PROXY STATEMENT FOR THE SPECIAL MEETING OF

STOCKHOLDERS TO BE HELD ON [●], 2023

The special meeting of stockholders (the “special meeting”) of TLG Acquisition One Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at 10:00 a.m. Eastern time, on [●], 2023. A live webcast of the special meeting will be available online at www.proxydocs.com/TLGA. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend (the “New Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (as amended to date, our “charter”) to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our initial business combination (the “New Extension”), on a monthly basis up to five times from August 1, 2023 to January 1, 2024 (the “Extended Date”) (the “New Extension Amendment Proposal”).

2.

To amend (the “New Trust Amendment”) the Investment Management Trust Agreement, dated January 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended by Amendment No. 1 to the Investment Management Trust Agreement, dated December 19, 2022 (the “Trust Agreement”), to allow the Company, without another stockholder vote, to elect to extend the date on which the Trustee must liquidate the trust account (the “trust account”) established by the Company in connection with the Company’s initial public offering (the “IPO”) if the Company has not completed its initial business combination, on a monthly basis up to five times from August 1, 2023 to January 1, 2024 by depositing into the trust account the lesser of (i) an aggregate of $120,000 or (ii) $0.03 for each issued and outstanding public share (as defined below) that has not been redeemed for each one-month Extension (the “New Trust Amendment Proposal”).

3.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the New Extension Amendment Proposal or the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension (the “Adjournment Proposal”). The Adjournment Proposal will be presented at the special meeting if there are not sufficient votes for the approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

The purpose of the New Extension Amendment Proposal, the New Trust Amendment Proposal, and, if necessary the Adjournment Proposal, is more fully described herein. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting www.proxydocs.com/TLGA. Please see “Questions and Answers about the Special Meeting—How do I attend the virtual special meeting?” for more information.

The sole purpose of the New Extension Amendment and the New Trust Amendment is to provide the Company with sufficient time to complete its previously announced business combination (the “Business Combination”) with Electriq Power, Inc., a Delaware corporation (“Electriq”). On November 13, 2022, the Company, Eagle Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) entered into a Merger Agreement (as amended by the First Amendment to Merger Agreement dated December 23, 2022, the Second Amendment to Merger Agreement dated March 22, 2023, the Third Amendment to Merger Agreement dated June 8, 2023 and as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), with Electriq, pursuant to which Merger Sub will merge with and into Electriq, with Electriq surviving such merger as a wholly-owned subsidiary of the Company. The Merger Agreement provides a covenant pursuant to which the Company must use commercially reasonable efforts to extend the deadline to consummate its initial business combination as necessary. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Company’s board of directors (the “Board”) currently believes that there may not be sufficient time before August 1, 2023 to complete an initial business combination (the “Combination Period”). Accordingly, our Board believes that the New Extension is necessary in order to be able to consummate the Business Combination. The Board believes that the initial business combination opportunity with Electriq is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Reports on Form 8-K relating to the Business Combination that were filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 14, 2022, December 23, 2022, March 23, 2023 and June 14, 2023, including the complete text of the Merger Agreement and the related amendments provided as exhibits thereto, and the preliminary joint proxy statement/consent solicitation statement/prospectus included in the Registration Statement on Form S-4 that the Company initially filed on November 14, 2022, as amended by Amendment No. 1, filed on December 23, 2022, Amendment No. 2, filed on March 24, 2023 and Amendment No. 3, filed on June 8, 2023, in connection with the stockholder vote for the Merger Agreement, as it may be amended or supplemented from time to time (the “Form S-4”). If the closing of the Business Combination occurs prior to the scheduled date of the special meeting, the special meeting will be cancelled and will not be held.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved, the Sponsor (as defined below) will lend the Company the lesser of (i) an aggregate of $120,000 or (ii) $0.03 for each issued and outstanding public share that has not been redeemed for each one-month Extension, provided on a month-to-month and as-needed basis and the Company will contribute such funds to the trust account (each being referred to herein asa “New Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, up to five (5) times, until January 1, 2024. In connection with the New Extension Amendment, if there is (i) no redemption of the public shares, each New Contribution will be $120,000, or approximately $0.015 per share, (ii) a 50% redemption of the public shares, each New Contribution will be approximately $119,226, or approximately $0.03 per share, and (iii) an 80% redemption of the public shares, each New Contribution will be approximately $47,690, or $0.03 per share. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholders to approve the New Extension Amendment and the New Trust Amendment. Each New Contribution will be deposited in the trust account prior to the beginning of the additional extension period (or portion thereof). If the Company extends the time to complete a business combination to January 1, 2024, the Sponsor would make aggregate loans to the Company in connection with such extensions in the amount of $600,000 (assuming no more than 3,948,405 public shares are redeemed) to fund the New Contributions.

The Company will not make any New Contribution unless the New Extension Amendment Proposal and the New Trust Amendment Proposal are both approved and the Combination Period is extended. Any loan from the Sponsor to fund the New Contribution(s) will not bear any interest. Such loans will not be repaid if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. If the Company completes an initial business combination, Sponsor has agreed to convert the amounts borrowed from the Sponsor to fund the New Contributions into equity of the combined company at the closing of the Business Combination. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional New Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the New Extension Amendment Proposal and the New Trust Amendment Proposal are not approved.

The affirmative vote of 65% of the Company’s outstanding Class A common stock (“Class A common stock” or the “public shares”) and Class F common stock (“Class F common stock” or the “founder shares” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve the New Extension Amendment Proposal and the New Trust Amendment Proposal. Approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal is a condition to the implementation of the New Extension.

The New Extension is also conditioned upon receipt of no more than 3,948,405 of the public shares being put to the Company for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Company reserves the right to waive such condition and proceed with the New Extension, in its sole discretion. In addition, the Company will not proceed with the New Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on June 27, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting. During the special meeting, the Company’s stockholders may examine the list of stockholders entitled to vote at the special meeting by visiting www.proxydocs.com/TLGA and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials.

In connection with the New Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the New Extension Amendment Proposal and the New Trust Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved by the requisite vote of stockholders, the holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $[●] (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting. The closing price of the Company’s Class A common stock on the New York Stock Exchange (the “NYSE”) on June 27, 2023, the record date of the special meeting, was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies or to provide additional time to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension. The Adjournment Proposal will be presented to our stockholders in the event that there are insufficient votes for the approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

If the New Extension Amendment Proposal or the New Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

TLG Acquisition Founder LLC, a Delaware limited liability company (the “Sponsor”), and our officers and directors (together with the Sponsor and any permitted transferees, the “initial stockholders”) have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s charter.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that the Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved.

Our Board has fixed the close of business on June 27, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 7,948,405 outstanding shares of the Company’s Class A common stock and 5,000,000 outstanding shares of the Company’s Class F common stock, which vote together as a single class with respect to the New Extension Amendment Proposal, the New Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Company’s warrants do not have voting rights in connection with the New Extension Amendment Proposal, the New Trust Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward- looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of our Annual Report on Form 10-K filed with the SEC on March 20, 2023, our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023, our other reports we file with the SEC and the Form S-4. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 20, 2023, our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023, our other reports we file with the SEC and the Form S-4 before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our Form S-4 and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we liquidated the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating to, among other things, circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our IPO, and did not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

From the closing of the IPO until December 28, 2022, the net proceeds of our IPO and certain proceeds from the concurrent private placement were invested in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less and in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct

U.S. government treasury obligations. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on December 28, 2022, we liquidated our portfolio of investments held in the trust account and converted it into cash held in the trust account. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

There are no assurances that the New Extension will enable us to complete a business combination.

Approving the New Extension involves a number of risks. Even if the New Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the New Extension is approved, the Company expects to seek stockholder approval of the Business Combination following the SEC declaring the Company’s Form S-4 effective. The Form S-4 has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Form S-4 is declared effective. As of the date of this proxy statement, the Company cannot estimate when, or if, the SEC will declare the Form S-4 effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the New Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the New Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the New Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The Business Combination may be subject to U.S. foreign investment regulations, which may impose conditions on the consummation of the Business Combination or may cause the Company to be unable to consummate the Business Combination.

The Committee on Foreign Investment in the United States (“CFIUS”) is an interagency committee authorized to review the national security implications associated with investments that give a foreign person control over a U.S. business, as well as certain non-controlling but non-passive foreign equity investments in U.S. businesses involved in critical technologies, critical infrastructure and sensitive personal data. Whether CFIUS has jurisdiction to review a transaction depends on, among other factors, the nature of the business and nexus to national security, and the structure of the transaction, particularly concerning the control rights that it would afford to the foreign person, including governance and information access rights.

The Business Combination will result in investments by non-U.S. persons in various U.S. entities that may be a covered transaction subject to CFIUS jurisdiction. For example, entities affiliated with GBIF Management Ltd., an entity organized in Canada, will indirectly hold between 32.7% and 39.9% of the issued and outstanding common stock of the Company after the Business Combination, assuming the “No Redemptions” scenario and the “Maximum Redemptions” scenario, respectively, as defined in the Form S-4. In addition, GBIF Management Ltd. will have the right to designate one director to the board of the Company after the Business Combination.

Any review of the Business Combination by CFIUS may impact transaction certainty, timing, feasibility and cost, among other things. CFIUS has broad authority to mitigate national security risks of a transaction, including requiring mitigation measures such as limiting governance or information access rights or even blocking a transaction. Accordingly, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the Business Combination or such investors.

The process of government review could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public stockholders may only receive their pro rata share of amounts held in the trust account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in the Business Combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Under the Inflation Reduction Act of 2022, TLG may have liability for the 1% stock buyback tax to the extent holders of Class A common stock exercise their redemption rights.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with the Business Combination, extension vote or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax in connection with the Business Combination, extension vote or otherwise will depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the nature and amount of any equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iii) the content of regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. Depending on the number of holders of Class A common stock who exercise their redemption rights in connection with the Business Combination, extension or otherwise, the imposition of the Excise Tax could be applicable to TLG and adversely affect the cash we have available for our operations following the business combination.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On February 1, 2021, the Company consummated the IPO of 40,000,000 units (the “units”), including the underwriters’ over-allotment option of 5,000,000 units that was exercised in full. Each unit consists of one share of Class A common stock at a par value $0.0001 per share (the “public shares”) and one-third of one redeemable warrant. Each whole warrant (the “public warrants”) is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $400,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 6,666,6667 warrants (the “private placement warrants”) at a price of $1.50 per warrant in a private placement to the Sponsor and RBC Capital Markets, LLC (“RBC”), generating gross proceeds to the Company of $10,000,000.

Following the closing of the IPO on February 1, 2021, an amount of $400,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the trust account. The trust account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if the Company does not complete our initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the Combination Period (as defined below). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date (the “Combination Period”). On December 19, 2022, the Company obtained stockholder approval to extend the Combination Period on a monthly basis up to six times from February 1, 2023 to August 1, 2023 by depositing into the trust account the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding public share that has not been redeemed for each one-month extension. In connection with the approval of the extension, the holders of 32,051,595 shares of Class A common stock properly exercised their right to redeem such shares for a pro rata portion of the funds held in the trust account. As a result, approximately $324.4 million (or approximately $10.12 per share) was withdrawn from the trust account to pay such holders and approximately $83.0 million remained in the trust account as of March 31, 2023. In our case, the Combination Period has been extended to July 1, 2023 and the Company has committed to deposit another $476,904 into the trust account to extend the Combination Period to August 1, 2023 before this special meeting. Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination on a monthly basis up to five times from August 1, 2023 to January 1, 2024 in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the New Extension Amendment Proposal, the New Trust Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.

New Extension Amendment Proposal: To amend our charter to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis up to five times from August 1, 2023 to January 1, 2024.

2.	New Trust Amendment Proposal: To amend the Trust Agreement to extend the liquidation date, without another stockholder vote, on a monthly basis up to five times from August 1, 2023 to January 1, 2024.

3.

Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension. The Adjournment Proposal will be presented at the special meeting if there are not sufficient votes for the approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

What are the purposes of the New Extension Amendment and the New Trust Amendment?

The sole purpose of the New Extension Amendment and the New Trust Amendment is to provide the Company with sufficient time to complete its previously announced Business Combination with Electriq. The Merger Agreement provides a covenant pursuant to which the Company must use commercially reasonable efforts to extend the deadline to consummate its business combination as necessary. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Board currently believes that there may not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, our Board believes that the New Extension is necessary in order to be able to consummate an initial business combination. The Board believes that the initial business combination opportunity with Electriq is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Reports on Form 8-K relating to the Business Combination that were filed with the SEC on November 14, 2022, December 23, 2022, March 23, 2023 and June 14, 2023, including the complete text of the Merger Agreement and the related amendments provided as exhibits thereto, and the Form S-4.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

Approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal is a condition to the implementation of the New Extension. The New Extension is also conditioned upon receipt of no more than 3,948,405 of the public shares being put to the Company for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Company reserves the right to waive such condition and proceed with the New Extension, in its sole discretion. The Company will not proceed with the New Extension if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal.

If the New Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved and the New Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $[●] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the New Extension Amendment Proposal or the New Trust Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Adjournment Proposal will be presented at the special meeting only if there are not sufficient votes to approve the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter.

Why is the Company proposing the New Extension Amendment Proposal, the New Trust Amendment Proposal and the Adjournment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated within the Combination Period. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Board currently believes that there may not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete the Business Combination.

The sole purpose of the New Extension Amendment and the New Trust Amendment is to provide the Company with sufficient time to complete its previously announced Business Combination with Electriq, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the completion of the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Reports on Form 8-K relating to the Business Combination that were filed with the SEC on November 14, 2022, December 23, 2022, March 23, 2023 and June 14, 2023, including the complete text of the Merger Agreement and the related amendments provided as exhibits thereto, and the Form S-4. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension. Accordingly, our Board is proposing the New Extension Amendment Proposal, the New Trust Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on the Business Combination at this time. If the New Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event that a Business Combination is approved and completed or the Company has not consummated the Business Combination by the Extended Date.

Why should I vote for the New Extension Amendment Proposal and the New Trust Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the New Extension Amendment Proposal and the New Trust Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The New Extension would give the Company the opportunity to complete a business combination, which our Board believes in the best interests of the stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, including the fact that we and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the completion of the Business Combination, circumstances warrant providing those who believe they might find the Business Combination to be an attractive investment with an opportunity to consider such transaction.

The Trust Agreement currently provides that if a business combination has not been consummated by August 1, 2023, the trust account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses). The purpose of the New Trust Amendment is to amend the Trust Agreement to extend the liquidation date, without another stockholder vote, of the trust account on a monthly basis up to five times from August 1, 2023 to January 1, 2024 to match the Company’s charter if the New Extension Amendment is approved. Our Board recommends that you vote in favor of the New Extension Amendment Proposal and the New Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for the approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the New Extension Amendment Proposal and the New Trust Amendment Proposal?

Our Board will abandon the New Extension Amendment and the New Trust Amendment Proposal if our stockholders do not approve the New Extension Amendment Proposal and the New Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the New Extension Amendment Proposal, our Board will retain the right to abandon and not implement the New Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 5,000,000 founder shares, which represents approximately 39% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company or the Sponsor would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[●] per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the special meeting and (ii) redeemable by the initial stockholders or their respective affiliates. As of the date of this proxy statement, there have been no agreements to such effect with any such investor or holder. If such arrangements or agreements are entered into, the Company will disclose in a Current Report on Form 8-K prior to the special meeting the following information: (i) the amount of securities purchased in such transaction(s), along with the purchase price, (ii) the purpose of such purchases, (iii) the impact, if any, of the purchases on the likelihood that the New Extension Amendment Proposal and the New Trust Amendment Proposal will be approved, (iv) the identities of security holders who sold such shares (if not purchased on the open market) or the nature of security holders (e.g., 5% security holders) who sold such shares, and (v) the number of securities for which the Company has received redemption requests pursuant to its redemption offer. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the New Extension Amendment Proposal and the New Trust Amendment Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the New Extension Amendment Proposal and the New Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information regarding the Company or its securities not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company does not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules.

Does the Board recommend voting for the approval of the New Extension Amendment Proposal, the New Trust Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the New Extension Amendment Proposal, the New Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the New Extension Amendment Proposal, the New Trust Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the New Extension Amendment Proposal and the New Trust Amendment Proposal?

Approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class F common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date.

If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Class A common stock and Class F common stock, present in person (including virtually) or represented by proxy at the special meeting, voting as a single class.

What happens if I sell my public shares or units before the special meeting?

The June 27, 2023 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the New Extension Amendment Proposal and/or the New Trust Amendment Proposal?

If you do not want the New Extension Amendment Proposal or the New Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved, and the New Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the New Extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the New Extension Amendment Proposal or the New Trust Amendment Proposal is not approved?

If the New Extension Amendment Proposal or the New Trust Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved, what happens next?

If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date, which will involve completing the closing conditions to the Merger Agreement, including, without limitation, holding a special meeting to consider and approve the Business Combination and related proposals.

If the New Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units and public shares will remain publicly traded. The Company will also execute an amendment to the Trust Agreement in the form of Annex B hereto.

If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved, the Sponsor will lend the Company the lesser of (i) $120,000 or (ii) $0.03 for each issued and outstanding public share that has not been redeemed for each one-month Extension, provided on a month-to-month and as-needed basis and the Company will contribute such funds to the trust account, upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one-month period up to five times from August 1, 2023 to January 1, 2024. Each New Contribution will be deposited in the trust account prior to the beginning of the additional extension period (or portion thereof). If the Company extends the time to complete a business combination to January 1, 2024, the Sponsor would make aggregate loans to the Company in connection with such extensions in the amount of $600,000 (assuming no more than 3,948,405 public shares are redeemed) to fund the New Contributions.

If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares. If stockholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of the Business Combination.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the New Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the Business Combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at 10:00 a.m. Eastern time, on [●], 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting www.proxydocs.com/TLGA and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the virtual special meeting?

You will not be able to attend the special meeting physically in person. In order to attend the special meeting, record holders and beneficial owners must visit www.proxydocs.com/TLGA. Upon entry of your control number and other required information, you will receive further instructions via email, that provides you access to the special meeting and to vote during the special meeting.

As part of the attendance process, you must enter the control number located on your proxy card. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you may also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the attendance process. On the day of the special meeting, [●], 2023, stockholders may begin to log into the virtual-only special meeting 15 minutes prior to the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401, Attn: Corporate Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class F common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the New Extension Amendment Proposal and the New Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the special meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the special meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Because all of the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the special meeting. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on June 27, 2023, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the record date, 7,948,405 public shares and 5,000,000 shares of Class F common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the New Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the New Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The New Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers.”

What if I object to the New Extension Amendment Proposal, the New Trust Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the New Extension Amendment Proposal, the New Trust Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the New Extension Amendment Proposal and the New Trust Amendment Proposal are not approved?

If the New Extension Amendment Proposal and the New Trust Amendment Proposal are not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved?

If the New Extension Amendment Proposal and the New Trust Amendment Proposal are approved, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the trust account currently being held?

From the closing of the IPO until December 28, 2022, the net proceeds of our IPO and certain proceeds from the concurrent private placement were invested in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less and in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on December 28, 2022, we liquidated our portfolio of investments held in the trust account and converted it into cash held in the trust account.

How do I redeem my public shares?

If the New Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the New Extension, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the New Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern time, on [●], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer &

Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, E-mail: mzimkind@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the New Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time on [●], 2023 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the New Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the New Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the New Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the New Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the New Extension would receive payment of the redemption price for such shares soon after the completion of the New Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali a fee of $20,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. The Company has engaged EarlyBird Capital, Inc. (“EarlyBird”) to assist with raising capital in connection with the Business Combination. EarlyBird may also solicit proxies in connection with the special meeting. The Company will reimburse EarlyBird for certain expenses incurred in performing these services. Any fees to be paid by the Company to EarlyBird for its services are conditioned on the closing of the Business Combination. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

TLG Acquisition One Corp.

515 North Flagler Drive, Suite 520

West Palm Beach, FL 33401

Attn: Investor Relations

Email: mail@tlgacquisitions.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: TLGA.info@investor.morrowsodali.com

For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Reports on Form 8-K relating to the Business Combination that were filed with the U.S. Securities and Exchange Commission on November 14, 2022, December 23, 2022, March 23, 2023 and June 14, 2023, including the complete text of the Merger Agreement and the related amendments provided as exhibits thereto, and the Form S-4. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 10:00 a.m. Eastern time, on [●], 2023. A live webcast of the special meeting will be available online at www.proxydocs.com/TLGA. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.

New Extension Amendment Proposal: To amend our charter to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis up to five times from August 1, 2023 to January 1, 2024.

2.	New Trust Amendment Proposal: To amend the Trust Agreement to extend the liquidation date, without another stockholder vote, on a monthly basis up to five times from August 1, 2023 to January 1, 2024.

3.

Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension. The Adjournment Proposal will be presented at the special meeting if there are not sufficient votes for the approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on June 27, 2023, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 7,948,405 shares of Class A common stock and 5,000,000 shares of Class F common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class F common stock, voting together as a single class, outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the New Extension Amendment Proposal and the New Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the New Extension Amendment Proposal or the New Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the New Extension

Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the New Extension Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate John Michael Lawrie and David Johnson to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the New Extension Amendment Proposal, the New Trust Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to TLGA.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with John Michael Lawrie, at TLG Acquisition One Corp., 515 North Flagler

Drive, Suite 520, West Palm Beach, FL 33401, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Morrow Sodali a fee of $20,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. The Company has engaged EarlyBird to assist with raising capital in connection with the Business Combination. EarlyBird may also solicit proxies in connection with the special meeting. The Company will reimburse EarlyBird for certain expenses incurred in performing services. Any fees to be paid by the Company to EarlyBird for its services are conditioned on the closing of the Business Combination. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: TLGA.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401. Our telephone number at such address is (561) 945-8340.

THE NEW EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on October 2, 2020. On October 13, 2020, we issued an aggregate of 8,625,000 founder shares to the Sponsor in exchange for an aggregate capital contribution of $25,000. On January 27, 2021, the Company effected a stock dividend of 0.15942029 of a share of Class F common stock for each outstanding share of Class F common stock, resulting in an aggregate of 10,000,000 shares of Class F common stock outstanding.

On February 1, 2021, we consummated the IPO of 40,000,000 units, including the underwriters’ over- allotment option of 5,000,000 units that was exercised in full. Each unit consists of one share of Class A common stock and one-third of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $400,000,000. Simultaneously with the closing of the IPO, we consummated the sale of an aggregate of 6,666,667 private placement warrants at a price of $1.50 per warrant in a private placement to the Sponsor and RBC, generating gross proceeds to the Company of $10,000,000.

A total of $400,000,000 of the net proceeds from our initial public offering and the private placement were deposited in a trust account established for the benefit of the Company’s public stockholders.

On December 19, 2022, we held a special meeting of stockholders, at which, our stockholders approved the proposal to amend our then existing Amended and Restated Certificate of Incorporation, giving us the right to extend the Combination Period on a monthly basis up to six times from February 1, 2023 to August 1, 2023 (the “First Extension”). Additionally, the stockholders approved the proposal to amend the Investment Management Trust Agreement, dated as of January 27, 2021, with Continental Stock Transfer & Trust Company to extend the Combination Period on a monthly basis up to six times from February 1, 2023 to August 1, 2023 by depositing into the Trust Account the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding public share that has not been redeemed for each one-month Extension.

In connection with the votes to approve such proposals, 32,051,595 shares of Class A common stock were redeemed for a total of approximately $324.4 million. In addition in January 2023, Sponsor relinquished 5,000,000 shares of Class F common stock for no consideration, which shares of Class F common stock were cancelled. Following the First Extension, the Company had 7,948,405 shares of Class A common stock outstanding and 5,000,000 shares of Class F common stock outstanding. The Company deposited into the trust account five monthly payments of $476,904 each and currently has until July 1, 2023 to consummate the Business Combination. The Company has committed to deposit another $476,904 into the trust account to extend the Combination Period to August 1, 2023 before this special meeting.

The New Extension Amendment

The Company is proposing to amend its Amended and Restated Certificate of Incorporation (as amended to date, our “charter”) to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our initial business combination (the “New Extension”), on a monthly basis up to five times from August 1, 2023 to January 1, 2024 by depositing into the trust account the lesser of (i) an aggregate of $120,000 or (ii) $0.03 for each issued and outstanding public share that has not been redeemed for each one-month Extension. In connection with the New Extension Amendment, if there is (i) no redemption of the public shares, each New Contribution will be $120,000, or approximately $0.015 per share, (ii) a 50% redemption of the public shares, each New Contribution will be approximately $119,226, or approximately $0.03 per share and (iii) an 80% redemption of the public shares, each New Contribution will be approximately $47,690, or $0.03 per share.

The sole purpose of the New Extension Amendment is to provide the Company with sufficient time to complete its previously announced Business Combination with Electriq. Approval of the New Extension Amendment Proposal is a condition to the implementation of the New Extension.

The New Extension is also conditioned upon receipt of no more than 3,948,405 of the public shares being put to the Company for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Company reserves the right to waive such condition and proceed with the New Extension, in its sole discretion. In addition, the Company will not proceed with the New Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal.

For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Reports on Form 8-K relating to the Business Combination that were filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 14, 2022, December 23, 2022, March 23, 2023 and June 14, 2023 including the complete text of the Merger Agreement and the related amendments provided as exhibits thereto, and the Form S-4.

If the New Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The sole purpose of the New Extension Amendment is to provide the Company with sufficient time to complete its previously announced Business Combination with Electriq, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the completion of the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, since the Company will not be able to complete an initial business combination within the Combination Period, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the last day of the Combination Period to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the New Extension Amendment Proposal is Not Approved

Stockholder approval of the New Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the New Extension Amendment unless our stockholders approve the New Extension Amendment Proposal.

If the New Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the New Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the New Extension Amendment Proposal is Approved

If the New Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company and the other parties to the Merger Agreement will then continue to work towards satisfaction of the conditions to the completion of the Business Combination by the Extended Date.

You are not being asked to vote on the Business Combination at this time. If the New Extension is implemented and you do not elect to redeem your public shares in connection with the New Extension, you will retain the right to vote on the Business Combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event that the Business Combination is approved and completed or the Company has not consummated the Business Combination by the Extended Date.

If the New Extension Amendment Proposal is approved and the New Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the New Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $[●] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. We will not proceed with the New Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the New Extension Amendment Proposal.

Redemption Rights

If the New Extension Amendment Proposal is approved, and the New Extension is implemented, public stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the New Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the New Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE NEW EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the New Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern time, on [●], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, E-mail: mzimkind@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the New Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the New Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the New Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the New Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the New Extension would receive payment of the redemption price for such shares soon after the completion of the New Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting. The closing price of the public shares on the NYSE on June 27, 2023, the record date, was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [●], 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the New Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the New Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the New Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the founder shares that we initially issued to the Sponsor in exchange for an aggregate capital contribution of $25,000, or approximately $0.003 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). In January 2023, Sponsor relinquished 5,000,000 of the original 10,000,000 founder shares for no consideration in connection with the First Extension, which founder shares were cancelled. The 4,860,869 founder shares held by Sponsor and its affiliates had an aggregate market value of approximately $[●] million, and the 115,943 founder shares held by TLG’s independent directors had an aggregate market value of approximately $[●] million, in each case based on the last sale price for the Company’s public shares of $[●] on the NYSE on June 27, 2023 (the record date). Pursuant to an agreement with the Sponsor, Electriq, an affiliate of Sponsor and TLG’s directors, dated November 13, 2022, as amended by the First Amendment to Sponsor Agreement, dated June 8, 2023 (the “Sponsor Agreement”), Sponsor has agreed to relinquish and cancel, for no consideration, 3,270,652 founder shares at the closing of the Business Combination;

•

If the New Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 4,666,667 private placement warrants purchased by the Sponsor and the 2,000,000 private placement warrants purchased by RBC for an aggregate investment of $10,000,000, or $1.50 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of $[●] million based on the last sale price for the public warrants of $[●] on the OTC Pink on June 27, 2023 (the record date). Pursuant to the Sponsor Agreement, Sponsor has agreed to relinquish and cancel, for no consideration, its 4,666,667 private placement warrants at the closing of the Business Combination;

•

Even if the trading price of the Class A common stock were as low as $4.42 per share, the aggregate market value of the founder shares held by the Sponsor and its affiliates alone (after taking into account the 3,270,652 founder shares the Sponsor has agreed to relinquish and cancel at the closing of the Business Combination) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the New Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before August 1, 2023, the initial stockholders will lose their entire investment in us. Sponsor and the Company’s officers, directors and an affiliate of Sponsor have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete an initial business combination by August 1, 2023. However, if Sponsor, the Company’s officers and directors and such affiliate of Sponsor acquire public shares, they will be entitled to liquidating distributions from the trust account with respect to such public shares if the Company fails to complete an initial business combination within the Combination Period;

•

The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third-party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Sponsor will not be responsible to the extent of any liability for such third-party claims. If TLG consummates the Business Combination, on the other hand, the combined company will be liable for all such claims;

•

All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some may continue to serve following a business combination as discussed below and receive compensation thereafter;

•

It is expected that Mr. Lawrie and Ms. Zainabu Oke will continue as a member of the board of directors after the closing of the Business Combination. Mr. Lawrie and Ms. Oke may receive cash fees, stock options or stock rewards that the board of directors determines to pay its nonexecutive directors after the closing of the Business Combination. In addition, Sponsor is expected to enter into a stockholders’ agreement in connection the with closing of the Business Combination, pursuant to which it will be entitled to nominate one director until the date upon which Sponsor’s and its affiliates’ aggregate ownership interest of the issued and outstanding common stock of the combined company decreases to one-half of their aggregate initial ownership interest;

•

Sponsor or an affiliate of Sponsor or certain of TLG’s directors and officers may, but are not obligated to, loan TLG funds as may be required to consummate the Business Combination (“Working Capital Loans”). Upon consummation of the Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the trust account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the trust account. In the event that the New Extension Amendment Proposal is not approved and the Business Combination does not close, the Company may use a portion of proceeds held outside the trust account (if any) to repay the Working Capital Loans, but no proceeds held in the trust account would be used to repay the Working Capital Loans. The Company has drawn approximately $5.0 million under such Working Capital Loans as of March 31, 2023. Pursuant to the Sponsor Agreement, Sponsor has agreed at the closing of the Business Combination to convert all borrowings under the Working Capital Loans into equity and private placement warrants of the combined company;

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the New Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement;

•

Mr. Lawrie holds $8.5 million of secured convertible promissory notes from Electriq (the “Lawrie Notes”). The Lawrie Notes bear interest at a simple rate of 14% per annum, payable quarterly in cash. The Lawrie Notes are payable in full 24 months following the issuance of each Lawrie Note. The Lawrie Notes are senior to all current and future indebtedness of Electriq, except that they are pari passu to certain Electriq stockholder debt. Mr. Lawrie has agreed at the closing of the Business Combination to convert the Lawrie Notes into equity of the combined company. If the New Extension

Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, the Lawrie Notes will remain outstanding. Under the Lawrie Notes, Mr. Lawrie will have the right but not the obligation to convert the outstanding principal and unpaid accrued interest under the Lawrie Notes into equity of Electriq or its successor in the event of (i) a future issuance of equity securities for the purpose of raising capital of at least $20.0 million; (ii) an acquisition of Electriq or its successor, whether by asset purchase, merger or share purchase (an “Acquisition Transaction”); (iii) certain capital markets transactions, including IPO, direct listing, or SPAC-related transaction (a “Capital Markets Transaction”); or (iv) upon maturity if the Lawrie Note remains outstanding. Other than at maturity, the conversion price is 95% of the relevant consideration per share. With respect to conversion at maturity, the price per share is to be obtained by dividing $275.0 million by the number of outstanding shares of common stock of Electriq. Mr. Lawrie will be entitled to demand prepayment in cash in connection with any Capital Markets Transaction. If Mr. Lawrie does not convert in connection with an Acquisition Transaction (other than the Merger Agreement), Electriq is required to pay Mr. Lawrie two times the outstanding principal amount in cash. The Lawrie Notes have events of default that are customary for similar instruments;

•

Mr. Lawrie has agreed to purchase $10.0 million of Electriq common stock and Electriq cumulative preferred stock prior to the closing of the Business Combination. If the New Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, Mr. Lawrie will continue to own this Electriq equity. While $5.5 million has been funded, the remaining $4.5 million of the funding is required after the SEC declares the Form S-4 effective, subject to Mr. Lawrie’s sole discretion. The shares of Electriq cumulative preferred stock are pari passu with the existing Electriq preferred stock, have a 15% cumulative dividend, payable in kind in shares of TLG preferred stock, and are subject to mandatory redemption after three years, in cash or shares of Electriq common stock, at the election of the investor. If the holder of Electriq cumulative preferred stock elects to receive Electriq common stock upon such mandatory redemption, for each share of Electriq cumulative preferred stock the investor will receive a number of shares of Electriq common stock based upon the accrued value of a share of Electriq cumulative preferred stock divided by the fair market value of a share of Electriq common stock, subject to a maximum of 10 shares; and

•

In connection with Mr. Lawrie’s personal commitments in the pre-closing Electriq financing transactions described above, Electriq agreed that, if the Business Combination is not consummated, Mr. Lawrie will have a right of first refusal to participate if Electriq pursues an initial public offering, whether through a transaction with a special purpose acquisition company or otherwise. Mr. Lawrie is permitted to assign such rights to any of his affiliates. Mr. Lawrie’s right of first refusal expires on June 8, 2028.

Additionally, if the New Extension Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as are described in the Form S-4.

U.S. Federal Income Tax Considerations

The following discussion is a summary of the U.S. federal income tax considerations for a U.S. Holder and a Non-U.S. Holder (each as defined below, and together, “Holders”) of public shares (i) of the New Extension Amendment Proposal and (ii) that elects to have its public shares redeemed for cash if the New Extension Amendment Proposal is approved. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the transactions contemplated by the New Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion is limited to a Holder that holds its public shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a Holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to Holders subject to special rules, including, without limitation:

•	banks;

•	certain financial institutions;

•	regulated investment companies or real estate investment trusts;

•	insurance companies;

•	brokers, dealers or traders in securities;

•	traders in securities that elect mark to market;

•	tax-exempt organizations or governmental organizations;

•	U.S. expatriates or former citizens or long-term residents of the United States;

•	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	persons that actually or constructively own ten percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	persons deemed to sell the Company’s public shares under the constructive sale provisions of the Code;

•	persons who acquired their public shares pursuant to the exercise of any employee stock option or otherwise as compensation;

•	tax-qualified retirement plans; and

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds public shares, the tax treatment of an owner of such an entity or arrangement will depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, each entity or arrangement treated as partnerships for U.S. federal income tax purposes holding public shares and each owner of such entities or arrangements should consult its tax advisors regarding the U.S. federal income tax consequences to it of the New Extension Amendment Proposal and the exercise of its redemption rights with respect to its public shares in connection therewith.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE NEW EXTENSION AMENDMENT PROPOSAL AND

THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE NEW EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A Holder of public shares that does not elect to redeem its public shares (including any Holders that vote in favor of the New Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the New Extension Amendment Proposal.

Exercise of the Redemption Rights

Generally

The U.S. federal income tax consequences to a Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code.

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by a Holder before and after the redemption (including any stock of the Company treated as constructively owned by the Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption satisfies one of the following tests: The redemption (1) is “substantially disproportionate” with respect to the Holder, (2) results in a “complete termination” of the Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the Holder (the “Section 302(b) Tests”).

For a redemption to be substantially disproportionate with respect to a Holder, the percentage of the Company’s outstanding voting stock actually and constructively owned by the Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the Holder immediately before the redemption (taking into account redemptions by other Holders of public shares).

There will be a complete termination of a Holder’s interest if either (1) all of the public shares actually and constructively owned by the Holder are redeemed or (2) all of the public shares actually owned by the Holder are redeemed and the Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the Holder does not constructively own any other public shares (including any stock constructively owned by the Holder as a result of owning public warrants).

A redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction” where such stockholder exercises no control over corporate affairs.

If none of the Section 302(b) Tests are satisfied, then the redemption of public shares will be treated as a corporate distribution to the Holder.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity taxable as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Redemption Treated as a Sale of Public Shares.”

Any remaining tax basis the U.S. Holder had in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares of the Company’s stock constructively owned by it.

Any dividends received by corporate U.S. Holders will be taxable at regular corporate tax rates and will generally be eligible for the dividends received deduction if the requisite holding period is satisfied. With respect to non-corporate U.S. Holders and with certain exceptions, dividends may be “qualified dividend income,” which is taxed at the preferential applicable long-term capital gain rate provided that the U.S. Holder satisfies certain holding period requirements. It is unclear whether the redemption rights with respect to the Company’s public shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss provided the U.S. Holder satisfies certain holding period requirements. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. It is unclear, however, whether the redemption rights with respect to the Company’s public shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares or warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. The deductibility of capital losses is subject to limitations.

A U.S. Holder who holds different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult its tax advisor regarding the U.S. federal income tax considerations of a redemption treated as a sale or exchange.

EACH U.S. HOLDER IS URGED TO CONSULT ITS TAX ADVISOR AS TO THE TAX CONSEQUENCES TO IT OF A REDEMPTION OF ALL OR A PORTION OF ITS PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is not a U.S. Holder.

Redemption Treated as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items.

Redemption Treated as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)

the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

(ii)	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

(iii)

the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held public shares and, in the case where the Company’s public shares are treated as regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than five percent (5%) of the Company’s public shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the public shares. There can be no assurance that the Company’s public shares will be treated as regularly traded on an established securities market for this purpose.

Gain described in the first romanette above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second romanette above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

The Company does not expect to be a United States real property holding corporation in the immediately foreseeable future.

Because it may not be certain at the time of the redemption of a Non-U.S. Holder whether the redemption will be treated as a sale or exchange or as a corporate distribution under the Section 302(b) Tests, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in the redemption, unless (a) the applicable withholding agent has established special procedures allowing a Non-U.S. Holder to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holder is able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holder is not treated as receiving a dividend under the Section 302(b) Tests). There can be no assurance, however, that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder on a redemption, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS.

Each non-U.S. Holder is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of a redemption of public shares, including with respect to potentially applicable income tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Payments of cash to a Holder as a result of the Redemption may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Holder generally will be allowed as a credit against such Holder’s U.S. federal income tax liability and such Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR AS TO THE U.S. FEDERAL INCOME TAX CONSIDERATIONS OF A REDEMPTION OF ITS PUBLIC SHARES PURSUANT TO AN EXERCISE OF THE REDEMPTION RIGHTS.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class F common stock, voting together as a single class, is required to approve the New Extension Amendment. If the New Extension Amendment Proposal is not approved, the New Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law.

All of the Company’s initial stockholders are expected to vote any common stock owned by them in favor of the New Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 5,000,000 founder shares, representing approximately 39% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company or the Sponsor would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[●] per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the special meeting and (ii) redeemable by the initial stockholders or their respective affiliates. As of the date of this proxy statement, there have been no agreements to such effect with any such investor or holder. If such arrangements or agreements are entered into, the Company will disclose in a Current Report on Form 8-K prior to the special meeting the following information: (i) the amount of securities purchased in such transaction(s), along with the purchase price, (ii) the purpose of such purchases, (iii) the impact, if any, of the purchases on the likelihood that the New Extension Amendment Proposal and the New Trust Amendment Proposal will be approved, (iv) the identities of security holders who sold such shares (if not purchased on the open market) or the nature of security holders (e.g., 5% security holders) who sold such shares, and (v) the number of securities for which the Company has received redemption requests pursuant to its redemption offer. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the New Extension Amendment Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the New Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information regarding the Company or its securities not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. The Company does not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the New Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the New Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NEW EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “— The New Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

THE NEW TRUST AMENDMENT PROPOSAL

Overview

The Company entered into the Trust Agreement in connection with the IPO and a potential business combination. The Trust Agreement was amended in connection with the First Extension to permit the Company to extend the Combination period to August 1, 2023.

The New Trust Amendment would amend the Trust Agreement to authorize the New Extension as contemplated by the New Extension Amendment Proposal.

Reasons for the Proposal

The purpose of the New Trust Amendment Proposal is to authorize the New Extension under the Trust Agreement, as the New Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. For the Company to implement the New Extension, the Trust Agreement must be amended to authorize the New Extension.

Vote Required for Approval

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class F common stock, voting together as a single class, is required to approve the New Trust Amendment.

If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the New Trust Amendment Proposal. If you do not want the New Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the New Trust Amendment Proposal.

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the New Trust Amendment Proposal.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 5,000,000 founder shares, which represents approximately 39% of the Company’s issued and outstanding common stock.

Recommendation

Our Board has determined that the New Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the New Trust Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NEW TRUST AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The New Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the New Extension Amendment Proposal or the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension. The Adjournment Proposal will be presented to our stockholders in the event that there are insufficient votes for the approval of the New Extension Amendment Proposal and the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for the approval of the New Extension Amendment Proposal or the New Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the New Extension or to effectuate the New Extension.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The New Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of June 27, 2023, the record date of the special meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 12,948,405 shares of common stock issued and outstanding as of June 27, 2023, consisting of 7,948,405 shares of Class A common stock and 5,000,000 founder shares.

	Class A Common Stock		Class F Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)		Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
TLG Acquisition Founder LLC(3)	—	—%	4,360,869		87.2%	33.7%
John Michael Lawrie	—	—%	4,860,869	(4)	97.2%	37.5%
David Johnson	—	—%	—	(5)	—%	—%
Jonathan Morris	—	—%	—		—%	—%
Kristin Muhlner	—	—%	46,377		*	*
Edward Ho	—	—%	46,377		*	*
Zainabu Oke	—	—%	23,189		*	*
All officers and directors as a group (six individuals)	—	—%	4,976,812		99.5%	38.4%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401.
(2)

Interests shown consist solely of founder shares, classified as shares of Class F common stock. The founder shares will convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)

Represents the interests directly held by TLG Acquisition Founder LLC. The members of TLG Acquisition Founder LLC are TLG Capital Partners, LLC, a Delaware limited liability company, which has a 60% membership interest in TLG Acquisition Founder LLC and whose sole member is Mr. Lawrie, and Fenway 07 LLC, a Delaware limited liability company, which has a 40% membership interest in TLG Acquisition Founder LLC and is 99% owned by Mr. Johnson and 1% owned and managed by his spouse.

(4)

Represents 9,360,869 shares of Class F common stock held by our sponsor and 500,000 shares of Class F common stock held by TLG Fund I, LP and includes 100,000 founder shares that Sponsor has agreed to make available as incentive compensation to the independent directors who source our initial business combination. The shares held by our sponsor are beneficially owned by Mr. Lawrie, the Chairman of the Board of Directors, Chief Executive Officer and President, and the manager of our sponsor, who has sole voting and dispositive power over the shares held by our sponsor. The shares held by TLG Fund I, LP are beneficially owned by Mr. Lawrie, the manager of the general partner of TLG Fund I, LP, who has sole voting and dispositive power over the shares held by TLG Fund I, LP. Mr. Lawrie disclaims beneficial ownership of the shares held by our sponsor and TLG Fund I, LP except to the extent of his pecuniary interest therein.
(5)	Does not include any shares indirectly owned by this individual as a result of his indirect membership interest in our sponsor.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the New Extension Amendment Proposal, the New Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

TLG Acquisition One Corp.

515 North Flagler Drive, Suite 520

West Palm Beach, FL 33401

Attn: Investor Relations

Email: mail@tlgacquisitions.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: TLGA.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●], 2023 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED SECOND CERTIFICATE OF

AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TLG ACQUISITION ONE CORP.

TLG Acquisition One Corp., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.	The name of the corporation is TLG Acquisition One Corp. The corporation was originally incorporated pursuant to the DGCL on October 2, 2020.

2.

The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was October 2, 2020, the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was January 27, 2021 and the date of filing of the corporation’s Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was December 19, 2022 (the “Amended and Restated Certificate of Incorporation”).

3.

The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 9.1(c) is hereby amended and restated in its entirety in Article IX of the Amended and Restated Certificate of Incorporation as follows:

“(c) In the event that the Corporation has not consummated an initial Business Combination by August 1, 2023, upon the Corporation’s or Sponsor’s request, the Corporation may extend the Required Period by one month each on up to five occasions (each, an “Extension”), but in no event to a date later than January 1, 2024 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open); provided that (i) the Corporation or the Sponsor (or their respective affiliates or permitted designees) will deposit into the Trust Account the lesser of (i) an aggregate of $120,000 or (ii) $0.03 for each issued and outstanding Offering Share that has not been redeemed for each Extension (each, a “Contribution”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. Any Contribution shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with Section 9.2.”

4.

That thereafter, said amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of [●], 2023.

Name: John Michael Lawrie
Title: President and Chief Executive Officer

A-1

ANNEX B

PROPOSED AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2023, by and between TLG Acquisition One Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated January 27, 2021, by and between the parties hereto, as amended by Amendment No. 1 to the Investment Management Trust Agreement, dated December 19, 2022 (the “Trust Agreement”).

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter; or (y) the date which is 24 months after the closing of the Offering if a Termination Letter has not been received by the Trustee prior to such date; provided that such date can be extended until August 1, 2023;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding shares of Class A Common Stock and Class F common stock, par value $0.0001 per share, of the Company, voting together as a single class;

WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment to Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i)

Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y) August 1, 2023 (the “Deadline Date”) (provided that the Company, in its discretion, upon written notice to the Trustee, may extend the Deadline Date by one month each on up to five occasions (each, an “ Extension”), but in no event to a date later than January 1, 2024 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open)) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that the Company or TLG Acquisition Founder LLC (or their respective affiliates or permitted designees) will deposit into the Trust Account the lesser of (i) an aggregate of $120,000 or (ii) $0.03 for each issued and outstanding share of the Company’s Class A common stock, par value $0.0001 per share, issued in the Offering (the “Public Shares”) that has not been redeemed for each Extension (each, a “Contribution”); provided further, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

2.	Amendments to Definitions.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated January 27, 2021, by and between TLG Acquisition One Corp. and Continental Stock Transfer & Trust Company, as amended by the Amendment No. 1 to Investment Management Trust Agreement dated December 19, 2022 and as further amended by the Amendment No. 2 to the Investment Management Trust Agreement dated [●], 2023.”

3.1.

Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.

Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6.

Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

TLG ACQUISITION ONE CORP.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/TLGA • Cast your vote online • Have your Proxy Card ready P.O. BOX 8016, CARY, NC 27512-9903 • Follow the simple instructions to record your vote PHONE    Call 1-866-305-3294 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided TLG Acquisition One Corp. Special Meeting of Stockholders For Stockholders of record as of June 27, 2023 TIME: [______]. [_____], 10:00 2023 AM,at Eastern Time PLACE: Special Meeting to be held virtually via live webcast -please visit www.proxydocs.com/TLGA for more details This proxy is being solicited on behalf of the Board of Directors The undersigned, revoking any previous proxies relating to these shares of TLG Acquisition One Corp. (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, each dated [_____], 2023, in connection with the special meeting of stockholders of the Company and at any adjournments thereof (the “Special Meeting”) to be held at 10:00 a.m. Eastern Time on [_____], 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints John Michael Lawrie and David Johnson, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3 (IF PRESENTED). PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

TLG Acquisition One Corp. Special Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2, AND 3, IF PRESENTED BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS FOR AGAINST ABSTAIN 1. Proposal 1—New Extension Amendment Proposal FOR Amend the Company’s amended and restated certificate of incorporation to extend the date by #P1# #P1# #P1# which the Company has to consummate a business combination (each, an “Extension”) on a monthly basis up to five times from August 1, 2023 to January 1, 2024. 2. Proposal 2—New Trust Amendment Proposal FOR Amend the Company’s trust agreement to extend the date on which the trustee must liquidate the #P2# #P2# #P2# trust account established by the Company in connection with its initial public offering on a monthly basis up to five times from August 1, 2023 to January 1, 2024 by depositing the lesser of (i) an aggregate of $120,000 or (ii) $0.03 for each issued and outstanding share of the Company’s Class A common stock that has not been redeemed for each one-month Extension. 3. Proposal 3—Adjournment Proposal FOR Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation #P3# #P3# #P3# and vote of proxies in the event that there are insufficient votes to approve Proposal 1 or Proposal 2 or if the Company determines that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the extension. You must register to attend the meeting online and/or participate at www.proxydocs.com/TLGA Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, executors, guardians, attorneys-in-fact, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Attorneys-in-fact should submit powers of attorney. Signature (and Title if applicable) Date Signature (if held jointly) Date